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                                  AQUINAS FUNDS

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                                  ANNUAL REPORT
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                             THE AQUINAS FUNDS, INC.
                                 1-800-423-6369


                      -----------------------------------
                               December 31, 2002
                      -----------------------------------

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DEAR SHAREHOLDER:                                                  DECEMBER 2002

We are entering our tenth year as America's Catholic mutual fund family. We are thankful that you have invested with us to provide the financial foundation for our professional activism with corporate America on Catholic issues.
Corporations have learned that our issues are good business practices for them.
We are thankful to the management of those companies that have changed practices and policies over the past years. They have shown wisdom and care about our country and our people. At the same time, we have encountered some executives and board members that are more concerned with evil and greed and self grandeur than they are about their fellow men. While this is not surprising, it is disappointing that some formerly leading companies have degenerated into cultures of civic disappointment. We will discuss more about this topic later in this report.

The year 2002 marked three years in a row that the stock market has been down.
EVEN GOOD COMPANIES WITH GOOD EARNINGS HAVE BEEN PENALIZED BY THE HARSH MARKETS
IN THE PAST YEAR. Before we discuss our perception of the factors affecting the securities markets, we want to assure our investors that we only invest in companies that we believe are reporting real earnings and that have been around for a number of years. Our money managers have solid reasons for their investment selections based upon facts and not emotion or speculation in the latest gimmick.

Concern about the price and availability of oil if the U.S. invades Iraq had investors in a quandary about the effect on the world economy if Iraq oil fields are set afire. Many foreign investors have sold U.S. holdings and invested in gold and other non-U.S. assets. At the same time, many U.S. companies laid off high salaried employees and the unemployment ranks were increasing.
Unprecedented executive level fraud at companies such as Enron, WorldCom, Tyco, etc., and the role of auditors in that fraud has made investors cynical over the numbers being reported by companies. Confidence in management was shattered and the government has made the top executives more liable for accurate reporting of financial information. The upward move in the stock market toward the end of 2002 was still full of speculation as investors put money in companies with weak earnings while ignoring established companies with good earnings! WE BELIEVE
THAT FUNDAMENTALS WILL PREVAIL WHEN DETERMINING THE WINNERS IN THE INVESTMENT
GAME. Please read the comments for each Fund for a more detailed commentary on their performance.

WHAT ABOUT 2003? Fortunately, low interest rates have helped homebuilding reach record levels as well as provide a record number of homeowners. More Americans have achieved a part of the American Dream - home ownership - than at any other time in our history. The third year of a presidential term of office has seen a positive stock market for the last 50 years. Low inflation, lower tax rates, lower interest rates, and increased government spending have historically resulted in an economic rebound which is anticipated by an upward movement in the stock market. At the same time, companies have to rebuild pension plans that have been decimated by market losses. Those contributions will dampen earnings during 2003. So we expect that the stock market will have a positive movement;
but, it will not be a return to the double digit movement of the late 1990s.

Catholic investing actions continue to yield positive results in many areas.
Abortion rates and numbers are at lower levels today than when the Aquinas Funds were started. According to data from the Centers for Disease Control and Prevention, there were 1,330,414 abortions in 1993. The Aquinas Funds started
January 3, 1994. Abortions reported for 2001 were 861,789. We believe that we played some role in that reduction. Many organizations and individuals have worked on multi-faceted endeavors to reduce abortions. It is the combined efforts of everyone that has produced these results. Aquinas is the primary organization that concentrates on using investments to weaken the pro-abortion elements of our society. Aquinas has impacted the abortion position of a major hospital, reduced donations to Planned Parenthood by corporations, influenced an insurance company to not include abortion coverage in states where not mandated by state law, encouraged a major pharmaceutical company to sell its contraceptive business, and obtained commitment from major pharmaceutical companies to prevent the production and distribution of RU-486 (the abortion pill). This is your investment dollars at work.

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Aquinas has been active in reducing gender and race discrimination at major corporations. Our work is focused on the removal of discrimination and not on affirmative action or quota systems. "All men are created equal" are not hollow words. We have broken "glass ceilings" and participated in Equal Employment
Opportunity activities with many companies to improve the atmosphere of opportunity for women and minorities in the corporate working world.

Pornography is a vice which is slowly creeping into our society under the misguided vernacular of "personal choice." Some of America's formerly revered institutions have elected directors that have no understanding of "community responsibility." Just as bad, they have forgotten their civics lessons from school. When did it become OK to do business with the "bad guys"? Their answer is "when we could make more money from the activity than the bad guys." Who are the bad guys? Organized crime! Who do you think produces much of the pornography? Aquinas continues to pressure companies to reduce the spread of obscenity.

As we enter year number ten, it has been gratifying to look at the number of companies that have been influenced by your investment dollars. We have proven that Catholic investing is a viable process. Thank you for your confidence and support.

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  TOTAL RETURNS FOR THE                   SIX          ONE        THREE YEAR      FIVE YEAR      AVERAGE ANNUAL
  PERIODS ENDED DECEMBER 31, 2002        MONTHS        YEAR     AVERAGE ANNUAL  AVERAGE ANNUAL  SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------------
  Aquinas Fixed Income Fund               7.10%        7.29%          8.57%          6.12%          6.03%
------------------------------------------------------------------------------------------------------------------
  Aquinas Value Fund                    -14.13%      -22.11%        -10.32%         -5.11%          5.07%
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  Aquinas Growth Fund                   -14.44%      -22.93%        -12.81%         -0.07%          7.51%
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  Aquinas Small-Cap Fund(2)             -19.35%      -30.76%        -13.95%         -6.38%          1.92%
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

(1)Inception date of January 3, 1994. Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

(2)Prior to November 1, 2000, the Small-Cap Fund was known as the "Balanced Fund" and it was designed to provide one vehicle for participating in the investment strategies of the Value Fund, Growth Fund and Fixed Income Fund.


Here is further commentary on the performance of each Fund:

AQUINAS FIXED INCOME FUND returned 7.29% for the period. This compared to the 8.57% return of the Lipper Corporate Bond A-Rated Index and the 10.26% return of the Lehman Aggregate Bond Index. Aquinas held WorldCom and Tyco securities which reduced our returns compared to the indices in the early part of 2002 and this caused our return for all of 2002 to be below our expectations. In the fourth quarter of 2002, the Aquinas Fixed Income Fund returned 2.75% compared to the 1.57% return of the Lehman Aggregate Bond Index. The accounting scandals of 2002 created investor uncertainty and reduced confidence in corporate reporting. This caused investors to seek U.S. Government securities in lieu of corporate securities where Aquinas Fixed Income has traditionally invested most of its money. When investors returned to a more historic investment allocation between corporate and government securities, Aquinas benefited from the rebound which is why our fourth quarter returns were so much above the benchmarks.

AQUINAS VALUE FUND, which is a large-cap value fund, had a return of -22.11% compared to the S&P 500(R) Stock Index return of -22.10% and the historic benchmark Russell 1000(R) Value Index of -15.52%. 2002 was an extremely difficult year for investors as it became the third year in a row for negative returns in the market. It has been many years since such an occurrence and it reflects a multitude of issues from corporate governance scandals, to potential war with Iraq, to reduced consumer confidence,

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to pullback of investment from the U.S. markets by foreign investors, to a flight into gold, etc. Additionally, few mergers and acquisitions reduced the effectiveness of one of our managers because one of the strategies includes the added financial returns from merger and acquisition activities.

AQUINAS GROWTH FUND had a return of -22.93% compared to the S&P 500(R) Stock Index return of -22.10% and the Russell 3000(R) Index return of -21.54%. Over the last five years, the Aquinas Growth Fund has had annual average returns of -0.07% compared to the S&P 500(R) Stock Index of -0.59% and -0.71% for the Russell 3000(R) Index. While no one is happy with these returns, Aquinas has proven that you can outperform a major index (even after all fund fees) and invest in a Catholic manner. FOR THE SECOND YEAR IN A ROW, AS OF 12/31/02 LIPPER FINANCIAL DESIGNATED THIS FUND AS A LIPPER LEADER FOR BOTH TOTAL RETURNS AND CONSISTENT RETURNS. MORNINGSTAR GIVES THIS FUND A 5-STAR RATING FOR THE LAST THREE YEARS.

AQUINAS SMALL-CAP FUND returned -30.76% compared to the Russell 2000(R) Growth Index of -30.26% and the S&P 500(R) Stock Index of -22.10%. A small-cap fund may be an important part of a long-term investment allocation program. While we would be happier with better returns, we are encouraged that our investors recognize the value of this style fund. MORNINGSTAR RATES IT AS A 4-STAR FUND FOR THE LAST THREE YEARS. It received the second highest amount of net investment dollars among the Aquinas Funds during 2002. When the Fund becomes large enough, we will add a small-cap value manager to the Fund. Currently, the only manager is primarily a small-cap growth style manager. The companies in this portfolio are not speculative companies with zero record of profits. They all operate good businesses with good financial histories.

In summary, Aquinas Funds has proven the concept that Catholic investing can result in general market returns and it can change corporate policy on issues of importance to Catholics. We thank you for your confidence and look forward to a more rewarding economic environment in the near future.

Sincerely,

/s/Frank Rauscher

Frank Rauscher
President and Treasurer


LIPPER DISCLOSURES:
HOW LIPPER LEADERS ARE SCORED FOR CONSISTENT RETURN:

For scoring purposes, Lipper groups funds first by their broad asset class, such as Equity Funds, and then into peer groups, which are funds with similar underlying investments or investment objectives, such as Large-Cap Growth, Small-Cap Growth, or Intermediate Investment-Grade Debt Funds.

We then apply a highly sophisticated consistent return calculation that evaluates two fund characteristics: consistency, or the strength of a fund's performance trend, and Effective Return, the fund's return adjusted for its historical downside risk. Each fund's score evaluates the fund's Consistent Return performance over the past 36 months.

Fund scores range from 1 to 5. The funds that score 1 are recognized as Lipper Leaders for Consistent Return. The Lipper Leaders list is updated monthly.

A current list of Lipper Leaders for Consistent Return is available for your
          ----
review, and be sure to check the Consistent Return score of the funds you own or are considering for purchase, by calling (877) 278-4627.

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HOW LIPPER LEADERS ARE SCORED FOR PRESERVATION:

Funds that preserve capital over the longer term typically excel at avoiding negative returns during shorter time periods as well, relative to other funds in the asset class. Lipper evaluates a fund's monthly returns over 36 months and identifies those funds that have had fewer and less severe negative monthly performance periods compared to other funds in its asset class.

Fund scores range from 1 to 5. The funds that score 1 are recognized as Lipper Leaders for Preservation.

The list of Lipper Leaders is updated monthly.
    ----

Through historical research, Lipper tested the methodology that identifies Lipper Leaders for Preservation.

In tests using 20 years of performance data, on average about two out of every three funds that scored 1 for preservation maintained that exceptional score for at least 18 months.

A current list of Lipper Leaders for Preservation is available for your review, and be sure to check the Preservation score of the funds you own or are considering for purchase, by calling (877) 278-4627.

Under no circumstances does information about Lipper Leader funds constitute a recommendation to buy or sell mutual funds. Lipper Leaders measures, analyze past fund performance, and investors should remember that past performance is no guarantee of future results. Lipper Leaders status is calculated monthly using data available at the time of calculation; Lipper undertakes no responsibility for updating the calculations more frequently than monthly to incorporate more current data.

webmaster@lipper.reuters.com Copyright 2003(C) Reuters. All rights reserved.
----------------------------

MORNINGSTAR DISCLOSURES:

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% or funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. The Aquinas Growth Fund was rated against the following number of U.S.-domiciled Large Growth Funds over the following periods: 802 funds for the three-year period and 545 funds for the five-year period. The Aquinas Small-Cap Fund was rated against the following number of U.S. domiciled Mid-Cap Growth Funds over the following periods: 500 funds for the three-year period and 341 funds for the five-year period. With respect to the Large Growth Funds, the Aquinas Growth Fund received a Morningstar Rating(TM) of 5 stars for the three-year period and 4 stars for the five-year period and with respect to the Mid-Cap Growth Funds, the Aquinas Small-Cap Fund received 4 stars for the three-year period and 3 stars for the five-year period.

(C) Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

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AQUINAS FIXED INCOME FUND

                                                      Lehman Bros.
                            AQUINAS FIXED            Gov't./Credit
                             INCOME FUND               Bond Index
                         --------------------     --------------------

Jan. 3, 1994                    10,000                  10,000
Dec. 1994                        9,691                   9,649
Dec. 1995                       11,266                  11,505
Dec. 1996                       11,585                  11,840
Dec. 1997                       12,574                  12,995
Dec. 1998                       13,475                  14,225
Dec. 1999                       13,224                  13,920
Dec. 2000                       14,429                  15,569
Dec. 2001                       15,775                  16,893
Dec. 2002                       16,926                  18,757

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                                  TOTAL RETURNS
                   For the Periods Ended December 31, 2002

                                       Five          Average
                                       Year          Annual
                        One           Average         Since
                        Year          Annual        Inception
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Aquinas Fixed
Income Fund            7.29%           6.12%          6.03%
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Lehman Bros. Gov't./
Credit Bond Index     11.04%           7.62%          7.25%
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This chart assumes an initial gross investment of $10,000 made on 1/3/94
(inception). Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies, or international agencies).

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AQUINAS VALUE FUND

                          AQUINAS            S&P 500(R)        Russell 3000(R)
                         VALUE FUND         STOCK INDEX         Value Index
                     ------------------  ------------------  ------------------

Jan. 3, 1994               10,000             10,000               10,000
Dec. 1994                   9,707             10,132                9,806
Dec. 1995                  13,165             13,939               13,436
Dec. 1996                  15,854             17,140               16,338
Dec. 1997                  20,269             22,859               22,029
Dec. 1998                  21,383             29,393               25,002
Dec. 1999                  21,623             35,577               26,665
Dec. 2000                  21,366             32,338               28,808
Dec. 2001                  20,022             28,494               27,560
Dec. 2002                  15,595             22,197               23,376

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                                  TOTAL RETURNS
                     For the Periods Ended December 31, 2002

                                       Five         Average
                                       Year          Annual
                            One      Average          Since
                            Year      Annual       Inception
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Aquinas
Value Fund                -22.11%     -5.11%         5.07%
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S&P 500(R)
Stock Index               -22.10%     -0.59%         9.27%
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Russell 3000(R)
Value Index               -15.18%      1.19%         9.90%
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This chart assumes an initial gross investment of $10,000 made on 1/3/94
(inception). Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Russell 3000(R) Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

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AQUINAS GROWTH FUND

                          AQUINAS            S&P 500(R)        Russell 3000(R)
                        GROWTH FUND         Stock Index            Index
                     ------------------  ------------------  ------------------

Jan. 3, 1994              10,000               10,000              10,000
Dec. 1994                  9,322               10,132              10,018
Dec. 1995                 12,145               13,939              13,705
Dec. 1996                 14,927               17,140              16,695
Dec. 1997                 19,252               22,859              22,001
Dec. 1998                 23,478               29,393              27,312
Dec. 1999                 28,939               35,577              33,021
Dec. 2000                 29,656               32,338              30,557
Dec. 2001                 24,886               28,494              27,057
Dec. 2002                 19,180               22,197              21,228

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                                  TOTAL RETURNS
                   For the Periods Ended December 31, 2002

                                       Five          Average
                                       Year          Annual
                             One      Average        Since
                             Year     Annual       Inception
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Aquinas
Growth Fund                -22.93%    -0.07%        7.51%
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S&P 500(R)
Stock Index                -22.10%    -0.59%        9.27%
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Russell 3000(R)Index       -21.54%    -0.71%        8.73%
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This chart assumes an initial gross investment of $10,000 made on 1/3/94
(inception). Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Russell 3000(R) Index is composed of the 3,000 largest U.S. securities, as determined by total market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

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AQUINAS SMALL-CAP FUND


                               AQUINAS                 S&P 500(R)
                            SMALL-CAP FUND            Stock Index
                         --------------------     --------------------

Jan. 3, 1994                    10,000                  10,000
Dec. 1994                        9,694                  10,132
Dec. 1995                       11,937                  13,939
Dec. 1996                       13,763                  17,140
Dec. 1997                       16,502                  22,859
Dec. 1998                       17,899                  29,393
Dec. 1999                       18,625                  35,577
Dec. 2000                       19,219                  32,338
Dec. 2001                       17,138                  28,494
Dec. 2002                       11,867                  22,197

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                                  TOTAL RETURNS

                   For the Periods Ended December 31, 2002

                                               Five        Average
                                               Year         Annual
                               One            Average       Since
                               Year           Annual      Inception
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Aquinas
Small-Cap Fund                -30.76%         -6.38%        1.92%
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S&P 500(R)
Stock Index                   -22.10%         -0.59%        9.27%
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This chart assumes an initial gross investment of $10,000 made on 1/3/94
(inception). Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Prior to November 1, 2000, the Small-Cap Fund was known as the "Balanced Fund" and it was designed to provide one investment vehicle for participating in the investment strategies of the Value Fund, Growth Fund and Fixed Income Fund.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

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FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


Principal
  Amount                                                  Value
 --------                                                 ------

               BONDS 96.1%

               ASSET-BACKED SECURITIES 10.0%
               Amresco Residential Securities
               Mortgage Loan Trust,
  $141,951     7.615%, 3/25/27                        $   141,770
               Chase Commercial Mortgage
               Securities Corp.,
   310,102     7.37%, 6/19/29                             350,569
   224,532     6.45%, 12/19/29                            235,221
   202,968     6.34%, 5/18/30                             214,533
               Chase Mortgage Finance Corp.,
   592,541     6.50%, 1/25/32                             609,982
               DLJ Commercial Mortgage Corp.,
   652,346     6.11%, 6/10/31                             695,933
               First Union - Lehman
               Brothers Commercial Mortgage,
   678,486     6.60%, 11/18/29                            719,480
               JP Morgan Commercial Mortgage
               Finance Corp.,
   303,277     7.069%, 9/15/29                            326,799
   160,000     6.533%, 1/15/30                            171,153
               Merrill Lynch Mortgage
               Investors, Inc.,
   214,481     6.22%, 2/15/30                             220,156
               Morgan Stanley Capital Funding I,
   333,811     6.19%, 3/15/30                             356,771
               Prudential Securities Secured
               Financing Corp.,
   169,163     6.172%, 10/15/04                           171,329
   387,185     6.074%, 11/1/31                            416,871
               Salomon Brothers Mortgage
               Securities VII,
   112,978     7.80%, 10/25/26                            118,408
                                                     ------------
                                                        4,748,975
                                                     ------------


 Principal
   Amount                                                  Value
  --------                                                 -----

               CONVERTIBLE BONDS 4.5%
$  625,000     America Online, 12/6/19-               $   343,750
               Anthem, Inc.
    80,000     4.875%, 8/1/05                              83,064
               Bell Atlantic Financial,
   900,000     4.25%, 9/15/05                             942,750
   255,000     Electronic Data Systems, 10/10/21-         193,800
 1,155,000     Merrill Lynch, 5/23/31-                    596,269
                                                     ------------
                                                        2,159,633
                                                     ------------

               CORPORATE BONDS 57.4%
               Ace Ltd.,
    80,000     6.00%, 4/1/07                               85,617
               Aetna Inc.,
   855,000     6.97%, 8/15/36                             955,625
               AOL Time Warner, Inc.,
    80,000     6.875%, 5/1/12                              84,488
   240,000     6.85%, 1/15/26                             240,218
   315,000     7.625%, 4/15/31                            323,752
               Aon Corp.,
    60,000     7.375%, 12/14/12                            62,655
               ArvinMeritor, Inc.,
    80,000     6.80%, 2/15/09                              79,104
               AXA Financial, Inc.,
    75,000     7.75%, 8/1/10                               84,866
               AutoZone, Inc.,
    70,000     5.875%, 10/15/12                            72,333
               Bank of America Corp.,
   100,000     3.875%, 1/15/08                            101,444
               Bellsouth Capital Funding,
   355,000     6.04%, 11/15/26                            392,078
   400,000     7.12%, 7/15/97                             449,207
               Boeing Capital Corp.,
    70,000     5.75%, 2/15/07                              73,964
    70,000     6.50%, 2/15/12                              74,635
               Boeing Co.,
   735,000     7.95%, 8/15/24                             878,213

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FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2002


  Principal
   Amount                                                  Value
  --------                                                 -----

               CORPORATE BONDS 57.4% (CONT'D.)
               Bombardier Capital, Inc.,
 $  80,000     6.125%, 6/29/06                          $  72,397
               Boston Properties, Inc.,
   545,000     6.25%, 1/15/13                             551,730
               British Telecom PLC,
    85,000     8.625%, 12/15/30                           108,366
               Carolina Power & Light,
   135,000     6.65%, 4/1/08                              150,003
               Centex Corp.,
   105,000     5.80%, 9/15/09                             105,634
               CenturyTel, Inc.,
    70,000     6.30%, 1/15/08                              76,125
               Citigroup, Inc.,
   770,000     5.625%, 5/17/04                            791,578
    70,000     5.50%, 11/30/07                             71,567
   170,000     6.875%, 6/1/25                             186,933
               Citizens Communications,
    80,000     9.00%, 8/15/31                              93,636
               Clear Channel Communications,
    70,000     7.875%, 6/15/05                             76,637
               Coca-Cola Enterprises, Inc.,
   760,000     7.00%, 10/1/26                             867,233
               Comcast Cable Communication,
    40,000     6.75%, 1/30/11                              41,619
    60,000     8.875%, 5/1/17                              69,905
               Commercial Credit Co.,
   600,000     7.875%, 2/1/25                             720,912
               ConAgra Foods, Inc.,
   225,000     6.70%, 8/1/27                              256,315
               ConocoPhilips,
    40,000     3.625%, 10/15/07                            40,339
               Constellation Energy Group,
    50,000     6.125%, 9/1/09                              51,129
               Continental Airlines,
    73,751     8.048%, 11/1/20                             64,797

 Principal
   Amount                                                 Value
 ---------                                                ------

               CORPORATE BONDS 57.4% (CONT'D.)
               Countrywide Home Loan,
  $110,000     3.50%, 12/19/05                           $110,976
               Cox Communications, Inc.,
    50,000     6.75%, 3/15/11                              53,799
    30,000     7.125%, 10/1/12                             33,322
               Credit Suisse First Boston, Inc.,
    75,000     6.50%, 1/15/12                              80,157
               DaimlerChrysler,
    80,000     6.40%, 5/15/06                              86,237
               Delta Air Lines,
   450,000     7.57%, 11/18/10                            449,535
               Deutsche Telecommunications,
    90,000     8.25%, 6/15/30                             103,964
               ERP Operating LP,
   590,000     6.65%, 11/15/03                            614,017
               First Union Corp.,
    70,000     6.40%, 4/1/08                               78,472
   295,000     6.824%, 8/1/26                             347,441
               Ford Motor Company,
    40,000     7.45%, 7/16/31                              34,795
   385,000     7.70%, 5/15/97                             322,876
               Ford Motor Credit Co.,
   130,000     6.50%, 1/25/07                             128,403
   615,000     7.375%, 10/28/09                           609,380
               General Electric Capital Corp.,
   580,000     4.25%, 1/15/08                             594,821
   270,000     6.00%, 6/15/12                             291,512
    70,000     6.75%, 3/15/32                              77,391
               General Motors Acceptance Corp.,
    80,000     6.125%, 8/28/07                             80,950
    65,000     7.75%, 1/19/10                              68,048
   750,000     8.875%, 6/1/10                             828,903
    75,000     8.00%, 11/1/31                              75,408
               General Motors Acceptance
               Corp. CMSI,
   426,109     6.451%, 4/15/29                            446,226
               Goldman Sachs Group, Inc.,
    70,000     5.50%, 11/15/14                             70,557

(LOGO)
AQUINAS FUNDS
--------------------------------------------------------------------------------
FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2002


 Principal
   Amount                                                 Value
 ----------                                               ------


               CORPORATE BONDS 57.4% (CONT'D.)
               Grand Metropolitan Investment PLC,
  $700,000     7.45%, 4/15/35                            $863,020
               Hartford Financial Services Group,
   100,000     4.70%, 9/1/07                              100,589
               Hertz Corp.,
    50,000     6.625%, 5/15/08                             47,575
    60,000     7.625%, 6/1/12                              57,272
               Household Finance Corp.,
   800,000     7.20%, 7/15/06                             865,550
    60,000     6.40%, 6/17/08                              63,980
    30,000     6.375%, 11/27/12                            31,318
               Humana, Inc.,
    70,000     7.25%, 8/1/06                               75,173
               Hydro-Quebec,
   710,000     8.05%, 7/7/24                              930,402
               IBM Corp.,
   800,000     6.22%, 8/1/27                              850,635
               International Lease Finance Corp.,
   135,000     5.75%, 10/15/06                            141,540
               International Paper Co.,
   290,000     6.65%, 12/15/37                            322,849
               Lehman Brothers, Inc.,
   735,000     7.50%, 8/1/26                              814,613
               Lehman Brothers Holdings, Inc.,
    80,000     7.00%, 2/1/08                               90,445
    85,000     8.80%, 3/1/15                              108,075
               Marathon Oil Corp.,
    80,000     6.85%, 3/1/08                               89,837
               Morgan Stanley Dean Witter,
    80,000     6.10%, 4/15/06                              87,149
               Motorola, Inc.,
   610,000     6.50%, 9/1/25                              619,150
               NationsBank Corp.,
   700,000     8.57%, 11/15/24                            901,263
               National Rural Utilities,
    60,000     6.125%, 5/15/05                             64,840
    70,000     5.75%, 8/28/09                              74,733

 Principal
   Amount                                                 Value
-----------                                               ------

               CORPORATE BONDS 57.4% (CONT'D.)
               Newcourt Credit Group,
 $  60,000     6.875%, 2/16/05                       $     63,066
               News America Holding,
    70,000     7.60%, 10/11/15                             73,920
               News America, Inc.,
    55,000     6.625%, 1/9/08                              58,948
               Norfolk Southern Corp.,
   810,000     7.05%, 5/1/37                              908,799
               Northwest Airlines,
    46,859     8.072%, 10/1/19                             50,237
               Procter & Gamble,
   605,000     8.00%, 9/1/24                              785,980
               Pulte Corp.,
    60,000     7.30%, 10/24/05                             64,142
               Pulte Homes, Inc.,
    40,000     7.875%, 6/15/32                             41,092
               Rouse Co.,
    90,000     7.20%, 9/15/12                              92,715
               Salomon Smith Barney Holdings,
   110,000     6.50%, 2/15/08                             123,044
               Spieker Properties LP,
   130,000     6.75%, 1/15/08                             140,865
               Textron Financial Corp.,
   440,000     6.00%, 11/20/09                            458,781
               Tyco International Group,
   790,000     6.25%, 6/15/03                             784,075
   165,000     4.95%, 8/1/03                              162,525
               Tyson Foods, Inc.,
    75,000     7.25%, 10/1/06                              83,345
               Union Carbide Corp.,
   955,000     6.79%, 6/1/25                            1,006,197
               United Airlines,
   615,609     6.071%, 3/1/13                             479,373
               Verizon Global Funding Corp.,
    70,000     7.75%, 6/15/32                              82,053
               Verizon Maryland, Inc.,
    40,000     6.125%, 3/1/12                              43,251

(LOGO)
AQUINAS FUNDS
--------------------------------------------------------------------------------
FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2002


 Principal
   Amount                                                  Value
----------                                                -------

               CORPORATE BONDS 57.4% (CONT'D.)
               Wachovia Corp.,
 $  185,000    7.50%, 4/15/35                       $     219,301
               WMX Technologies, Inc.,
   500,000     7.10%, 8/1/26                              507,248
                                                    -------------
                                                       27,371,209
                                                    -------------

               U.S. GOVERNMENT AGENCIES 12.2%
               Federal National
               Mortgage Association
   145,000     3.50%, 9/15/04                             149,483
   265,000     5.25%, 6/15/06                             288,782
   150,000     4.75%, 6/18/07                             156,745
   300,000     4.25%, 7/15/07                             316,321
   200,000     5.50%, 12/25/17                            208,860
   315,000     7.00%, 4/25/20                             340,828
   210,000     6.50%, 2/25/25                             217,552
    60,000     7.25%, 5/15/30                              75,475
               Federal Home Loan
               Mortgage Corp.
   145,000     3.25%, 11/15/04                            149,062
   224,000     5.125%, 7/15/12                            238,411
   180,000     6.50%, 10/15/25                            188,147
   500,000     6.50%, 8/15/26                             516,577
   315,000     6.50%, 4/15/30                             333,488
   210,000     6.50%, 12/15/30                            221,906
               FNCI 15 Year TBA
 1,200,000     5.50%, 12/1/18                           1,246,072
   675,000     5.00%, 12/1/18                             693,153
               FNCL 30 Year TBA
   475,834     6.00%, 10/1/32                             492,571
                                                        5,833,433

               U.S. TREASURY OBLIGATIONS 12.0%
               U.S. Treasury Bond
   325,000     6.25%, 8/15/23                             381,824
   500,000     5.50%, 8/15/28                             540,235

 Principal
   Amount                                                  Value
   ------                                                  -----

               U.S. TREASURY OBLIGATIONS 12.0% (CONT'D.)
               U.S. Treasury Note
 $ 255,000     5.50%, 2/28/03                        $    256,733
 1,035,000     3.375%, 4/30/04                          1,063,017
   150,000     1.875%, 9/30/04                            151,049
    70,000     2.125%, 10/31/04                            70,771
   600,000     6.50%, 10/15/06                            689,156
 2,075,000     5.625%, 5/15/08                          2,354,152
               U.S. Treasury Strip
   755,000     11/14/23                                   204,549
                                                       ----------
                                                        5,711,486
                                                       ----------
               Total Bonds
               (cost $43,956,935)                      45,824,736
                                                       ----------

               SHORT-TERM INVESTMENT 6.8%

 3,226,097     UMB Bank, n.a., Money Market
               Fiduciary Demand Deposit, 0.4%
               (cost $3,226,097)                        3,226,097
                                                       ----------

               Total Investments 102.9%
               (cost $47,183,032)                      49,050,833

               Liabilities less
               Other Assets (2.9)%                    (1,363,177)
                                                      -----------

               Net Assets 100.0%                      $47,687,656
                                                      ===========

     - Zero coupon security.
       See notes to financial statements.

(LOGO)
AQUINAS FUNDS
--------------------------------------------------------------------------------
VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


   Number
 of Shares                                                Value
 ----------                                               -----


               COMMON STOCKS 97.0%

               AEROSPACE/DEFENSE 4.5%
     5,000     General Dynamics Corp.                 $   396,850
     6,500     Lockheed Martin Corp.                      375,375
     6,800     Northrop Grumman Corp.                     659,600
     1,700     United Technologies Corp.                  105,298
                                                       ----------
                                                        1,537,123
                                                       ----------

               ALUMINUM PRODUCTS 1.7%
    25,500     Alcoa, Inc.                                580,890
                                                       ----------

               BANKING 11.1%
    20,300     Bank of America Corp.                    1,412,271
    18,200     Bank of New York Co., Inc.                 436,072
     5,900     HSBC Holdings PLC ADR                      324,382
    14,900     Mellon Financial Corp.                     389,039
    25,300     Wells Fargo & Co.                        1,185,811
                                                       ----------
                                                        3,747,575
                                                       ----------

               BIOTECHNOLOGY 2.8%
    15,700     Biogen, Inc.*                              628,942
    10,400     Genzyme Corp.*                             307,528
                                                       ----------
                                                          936,470
                                                       ----------

               CHEMICALS 1.3%
     4,100     Dow Chemical Co.                           121,770
     7,100     Du Pont (E.I) de Nemours                   301,040
                                                       ----------
                                                          422,810
                                                       ----------

               COMPUTER PRODUCTS 2.3%
    11,068     Hewlett-Packard Co.                        192,140
     7,500     International Business
               Machines Corp.                             581,250
                                                        ---------
                                                          773,390
                                                        ---------

               COMPUTER SERVICES 0.4%
     4,000     Computer Sciences Corp.*                   137,800
                                                        ---------

   Number
 of Shares                                                Value
 ----------                                               -----

               CONSUMER GOODS 3.1%
     4,800     The Clorox Co.                         $   198,000
     7,800     Hershey Foods Corp.                        526,032
     8,000     PepsiCo, Inc.                              337,760
                                                       ----------
                                                        1,061,792
                                                       ----------

               CONSUMER SERVICES 0.4%
    12,500     Cendant Corp.*                             131,000
                                                       ----------

               DRUGS 1.1%
    12,400     Pfizer, Inc.                               379,068
                                                       ----------

               ENVIRONMENTAL CONTROL 1.2%
    18,400     Waste Management, Inc.                     421,728
                                                       ----------

               FINANCIAL SERVICES 13.6%
    32,987     Citigroup, Inc.                          1,160,813
    10,000     Federal Home Loan Mortgage Corp.           590,500
    11,600     Federal National Mortgage Assn.            746,228
     8,300     First Data Corp.                           293,903
     7,500     Franklin Resources, Inc.                   255,600
     6,400     Household International, Inc.              177,984
     5,000     Lehman Brothers Holdings, Inc.             266,450
    25,300     MBNA Corp.                                 481,206
     4,700     Morgan Stanley Dean Witter & Co.           187,624
     4,200     SLM Corp.                                  436,212
                                                       ----------
                                                        4,596,520
                                                       ----------

               FOREST PRODUCTS AND PAPER 2.6%
    10,300     International Paper Co.                    360,191
    10,500     Weyerhaeuser Co.                           516,705
                                                       ----------
                                                          876,896
                                                       ----------

               HEALTH CARE PRODUCTS 2.6%
     8,118     Boston Scientific Corp.*                   345,177
    16,800     Guidant Corp.*                             518,280
                                                       ----------
                                                          863,457
                                                       ----------

(LOGO)
AQUINAS FUNDS
--------------------------------------------------------------------------------
VALUE FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2002


   Number
  of Shares                                               Value
 ----------                                               ------


               HEALTH CARE SERVICES 1.6%
    13,200     Tenet Healthcare Corp.*                $   216,480
     4,600     WellPoint Health Networks, Inc.*           327,336
                                                      -----------
                                                          543,816
                                                      -----------

               INSURANCE 12.8%
    12,400     ACE Ltd.                                   363,816
    10,512     American International Group, Inc.         608,119
       400     Berkshire Hathaway, Inc.*                  969,200
    12,700     Chubb Corp.                                662,940
     5,400     Hartford Financial Services
               Group, Inc.                                245,322
    13,000     Marsh & McLennan Cos., Inc.                600,730
    25,400     St. Paul Cos., Inc.                        864,870
                                                       ----------
                                                        4,314,997
                                                       ----------

               MANUFACTURING 9.2%
     7,200     3M Co.                                     887,760
     4,600     Caterpillar, Inc.                          210,312
     6,300     Deere & Co.                                288,855
    10,600     Illinois Tool Works, Inc.                  687,516
    15,300     Ingersoll-Rand Co.                         658,818
    22,200     Tyco International Ltd.                    379,176
                                                      -----------
                                                        3,112,437
                                                      -----------

               OFFICE SUPPLIES 2.3%
    12,500     Avery Dennison Corp.                       763,500
                                                       ----------

               OIL AND GAS 7.1%
     7,900     Anadarko Petroleum Corp.                   378,410
    13,943     ChevronTexaco Corp.                        926,931
     6,000     ConocoPhillips                             290,340
    23,012     ExxonMobil Corp.                           804,039
                                                       ----------
                                                        2,399,720
                                                       ----------

               PAPER AND PAPER PRODUCTS 2.5%
    17,800     Kimberly-Clark Corp.                       844,966
                                                       ----------


   Number
  of Shares                                               Value
  ---------                                               ------

               RETAIL 9.0%
    19,700     Costco Wholesale Corp.*              $     552,782
    14,700     Home Depot, Inc.                           352,212
    25,800     Lowe's Cos., Inc.                          967,500
    13,200     Safeway, Inc.*                             308,352
     4,800     Sears, Roebuck and Co.                     114,960
    25,000     Target Corp.                               750,000
                                                      -----------
                                                        3,045,806
                                                      -----------

               SEMICONDUCTORS 1.6%
    23,700     Applied Materials, Inc.*                   308,811
    14,200     Intel Corp.                                221,094
                                                      -----------
                                                          529,905
                                                      -----------

               TELECOMMUNICATIONS 2.2%
    16,500     Motorola, Inc.                             142,725
    15,914     Verizon Communications, Inc.               616,668
                                                      -----------
                                                          759,393
                                                      -----------

               Total Common Stocks
               (cost $37,442,224)                      32,781,059
                                                      -----------

 Principal
   Amount
  -------


               SHORT-TERM INVESTMENT 2.6%

  $856,429     UMB Bank, n.a., Money Market
               Fiduciary Demand Deposit, 0.4%
               (cost $856,429)                            856,429
                                                     ------------

               Total Investments 99.6%
               (cost $38,298,653)                      33,637,488

               Other Assets less Liabilities 0.4%         145,695
                                                     ------------

               Net Assets 100.0%                      $33,783,183
                                                      ===========

               *Non-income producing security
               See notes to financial statements.

(LOGO)
AQUINAS FUNDS
--------------------------------------------------------------------------------
GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


    Number
   of Shares                                              Value
  ----------                                              ------

               COMMON STOCKS 95.0%

               AEROSPACE/DEFENSE 0.3%
     2,600     Alliant Techsystems, Inc.*             $   162,110
                                                     ------------

               APPAREL 1.3%
     9,800     Coach, Inc.*                               322,616
     9,000     Jones Apparel Group, Inc.*                 318,960
                                                     ------------
                                                          641,576
                                                     ------------

               BANKING 2.7%
     7,000     Bank of America Corp.                      486,990
     7,000     Fifth Third Bancorp                        409,850
    12,500     North Fork Bancorporation, Inc.            421,750
                                                     ------------
                                                        1,318,590
                                                     ------------

               BIOTECHNOLOGY 0.7%
     8,900     Charles River Laboratories
               International, Inc.*                       342,472
                                                     ------------

               BUSINESS SERVICES 5.0%
    17,450     Apollo Group, Inc.*                        767,800
    12,466     ChoicePoint, Inc.*                         492,282
     8,700     The Corporate Executive Board Co.*         277,704
     6,900     Fiserv, Inc.*                              234,255
     7,200     Hewitt Associates, Inc.*                   228,168
    13,050     Iron Mountain, Inc.*                       430,781
                                                     ------------
                                                        2,430,990
                                                     ------------

               CASINO HOTELS 0.4%
     4,600     Harrah's Entertainment, Inc.*              182,160
                                                     ------------

               CASINO SERVICES 0.1%
       700     International Game Technology*              53,144
                                                     ------------

               CHEMICALS 1.0%
    11,900     Air Products & Chemicals, Inc.             508,725
                                                     ------------

   Number
  of Shares                                               Value
 ----------                                               ------

               COMMERCIAL SERVICES 2.0%
    11,600     Moody's Corp.                          $   478,964
    10,300     Weight Watchers International, Inc.*       473,491
                                                     ------------
                                                          952,455
                                                     ------------

               COMPUTER PRODUCTS 3.3%
    29,400     Cisco Systems, Inc.*                       385,140
    23,300     Dell Computer Corp.*                       623,042
     7,500     International Business
               Machines Corp.                             581,250
                                                     ------------
                                                        1,589,432
                                                     ------------

               COMPUTER SERVICES 1.7%
     7,800     Affiliated Computer Services, Inc.*        410,670
    18,400     Electronic Data Systems Corp.              339,112
     5,100     NetScreen Technologies, Inc.*               85,884
                                                     ------------
                                                          835,666
                                                     ------------

               COMPUTER SOFTWARE 6.4%
     1,700     Cognos, Inc.*                               39,865
     6,100     Electronic Arts, Inc.*                     303,597
    11,500     Intuit, Inc.*                              539,580
     8,100     Mercury Interactive Corp.*                 240,165
    28,900     Microsoft Corp.*                         1,494,130
    12,200     Symantec Corp.*                            493,856
                                                     ------------
                                                        3,111,193
                                                     ------------

               CONSUMER GOODS 5.7%
     9,400     Clorox Co.                                 387,750
    10,300     Fortune Brands, Inc.                       479,053
    16,300     Newell Rubbermaid, Inc.                    494,379
    17,600     Pepsi Bottling Group, Inc.                 452,320
    10,100     PepsiCo, Inc.                              426,422
     6,300     Procter & Gamble Co.                       541,422
                                                     ------------
                                                        2,781,346
                                                     ------------

               DIVERSIFIED MANUFACTURING
               OPERATIONS 1.9%
    37,700     General Electric Co.                       917,995
                                                     ------------

(LOGO)
AQUINAS FUNDS
--------------------------------------------------------------------------------
GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2002


   Number
  of Shares                                               Value
 ----------                                               ------

               DRUGS 5.5%
     6,200     Celgene Corp.*                         $   133,114
     3,600     Forest Laboratories, Inc.*                 353,592
     3,800     Medicis Pharmaceutical Corp.*              188,746
    10,300     Merck & Co., Inc.                          583,083
    24,900     Pfizer, Inc.                               761,193
    16,700     Teva Pharmaceutical Industries Ltd.        644,787
                                                     ------------
                                                        2,664,515
                                                     ------------

               EDUCATION 0.3%
     4,100     Career Education Corp.*                    164,000
                                                     ------------

               ELECTRONICS - MILITARY 0.3%
     3,400     L-3 Communications Holdings, Inc.*         152,694
                                                     ------------

               ENGINEERING AND
               CONSTRUCTION 0.3%
     4,800     Jacobs Engineering Group, Inc.*            170,880
                                                     ------------

               FINANCIAL SERVICES 5.9%
    11,500     American Express Co.                       406,525
    20,466     Citigroup, Inc.                            720,199
     6,700     Federal Home Loan Mortgage Corp.           395,635
     6,900     Lehman Brothers Holdings, Inc.             367,701
    17,200     MBNA Corp.                                 327,144
     6,600     SLM Corp.                                  685,476
                                                     ------------
                                                        2,902,680
                                                     ------------

               FOOD 2.7%
    21,400     ConAgra Foods, Inc.                        535,214
    22,400     Kellogg Co.                                767,648
                                                     ------------
                                                        1,302,862
                                                     ------------

               FOOD - WHOLESALE DISTRIBUTION 1.0%
     4,200     Performance Food Group Company*            142,628
    11,900     Sysco Corp.                                354,501
                                                     ------------
                                                          497,129
                                                     ------------

   Number
  of Shares                                               Value
------------                                             -------

               HEALTH CARE PRODUCTS 3.1%
    12,300     Boston Scientific Corp.*               $   522,996
     4,900     DENTSPLY International, Inc.               182,280
     4,500     Henry Schein, Inc.*                        202,500
    11,500     St. Jude Medical, Inc.*                    456,780
     4,900     Techne Corp.*                              139,983
                                                     ------------
                                                        1,504,539
                                                     ------------

               HEALTH CARE SERVICES 3.9%
     5,550     Accredo Health, Inc.*                      195,637
     2,500     AdvancePCS*                                 55,525
    11,600     Anthem, Inc.*                              729,640
     7,900     HCA, Inc.                                  327,850
     5,400     Triad Hospitals, Inc.*                     161,082
     3,800     UnitedHealth Group, Inc.                   317,300
     3,100     Universal Health Services,
               Inc.* Class B                              139,810
                                                     ------------
                                                        1,926,844
                                                     ------------

               HOME BUILDERS 0.6%
     4,357     D.R. Horton, Inc.                           75,594
     3,900     Lennar Corp.                               201,240
                                                     ------------
                                                          276,834
                                                     ------------

               INSURANCE 6.2%
    12,200     Allstate Corp.                             451,278
     6,000     AMBAC Financial Group, Inc.                337,440
    12,539     American International Group, Inc.         725,381
     7,000     Marsh & McLennan Cos., Inc.                323,470
     5,700     The PMI Group, Inc.                        171,228
    12,000     Principal Financial Group                  361,560
     8,100     Radian Group, Inc.                         300,915
    12,500     Willis Group Holdings Ltd.*                358,375
                                                     ------------
                                                        3,029,647
                                                     ------------

               MANUFACTURING 2.9%
     3,300     3M Co.                                     406,890
     7,200     Danaher Corp.                              473,040
    11,100     Harley-Davidson, Inc.                      512,820
                                                     ------------
                                                        1,392,750
                                                     ------------

(LOGO)
AQUINAS FUNDS
--------------------------------------------------------------------------------
GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2002


   Number
  of Shares                                               Value
 ----------                                               ------

               MEDIA 1.5%
       200     Comcast Corp.*                       $       4,714
    13,400     Fox Entertainment Group, Inc.*             347,462
    10,400     Westwood One, Inc.*                        388,544
                                                     ------------
                                                          740,720
                                                     ------------

               MEDICAL 3.1%
     5,800     Biomet, Inc.                               166,228
    17,900     Johnson & Johnson                          961,409
     1,700     Varian Medical Systems, Inc.*               84,320
     6,700     Zimmer Holdings, Inc.*                     278,184
                                                     ------------
                                                        1,490,141
                                                     ------------

               OIL AND GAS 7.2%
     7,700     Apache Corp.                               438,823
    11,400     Burlington Resources, Inc.                 486,210
    13,500     ENSCO International, Inc.                  397,575
    24,100     ExxonMobil Corp.                           842,054
     6,000     Nabors Industries, Ltd.*                   211,620
    12,000     Occidental Petroleum Corp.                 341,400
     9,400     Ocean Energy, Inc.                         187,718
    15,400     Suncor Energy, Inc.                        241,318
     8,900     Weatherford International, Ltd.*           355,377
                                                     ------------
                                                        3,502,095
                                                     ------------

               RETAIL 9.0%
     8,800     AutoZone, Inc.*                            621,720
    21,900     Bed, Bath and Beyond, Inc.*                756,207
    12,500     Brinker International, Inc.*               403,125
     9,100     Home Depot, Inc.                           218,036
     5,000     Kohl's Corp.*                              279,750
    20,200     Limited Brands                             281,386
     8,700     Lowe's Cos., Inc.                          326,250
     2,300     Michaels Stores, Inc.*                      71,990
     7,600     Pier 1 Imports, Inc.                       143,868
    18,100     Wal-Mart Stores, Inc.                      914,231
    14,200     Williams-Sonoma, Inc.*                     385,530
                                                     ------------
                                                        4,402,093
                                                     ------------

   Number
 of Shares                                                Value
 ----------                                               ------

               SEMICONDUCTORS 3.2%
    25,600     Applied Materials, Inc.*             $     333,568
    27,800     Intel Corp.                                432,846
    23,500     Microchip Technology, Inc.                 574,575
     5,900     QLogic Corp.*                              203,609
                                                     ------------
                                                        1,544,598
                                                     ------------

               TELECOMMUNICATIONS 0.9%
    11,800     QUALCOMM, Inc.*                            429,402
                                                     ------------

               TEXTILES 1.1%
     6,400     Cintas Corp.                               292,800
     4,500     Mohawk Industries, Inc.*                   256,275
                                                     ------------
                                                          549,075
                                                     ------------

               TOYS 0.1%
     2,800     Leapfrog Enterprises, Inc.*                 70,420
                                                     ------------
               TRANSPORTATION 3.7%
    10,200     C.H. Robinson Worldwide, Inc.              318,240
     9,700     FedEx Corp.                                525,934
     8,100     Swift Transportation Co., Inc.*            162,146
     9,800     United Parcel Service, Inc.                618,184
     8,000     Werner Enterprises, Inc.                   172,240
                                                     ------------
                                                        1,796,744
                                                     ------------

               Total Common Stocks
               (cost $50,418,959)                      46,338,516
                                                     ------------

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--------------------------------------------------------------------------------
GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2002


 Principal
   Amount                                                Value
  -------                                                ------

               CONVERTIBLE BOND 0.7%

               ADVERTISING 0.7%
$  338,000     Lamar Advertising Co.,
               5.25%, 9/15/06
               (cost $354,234)                      $     340,535
                                                     ------------

               SHORT-TERM INVESTMENT 4.3%

 2,104,193     UMB Bank, n.a., Money Market
               Fiduciary Demand Deposit, 0.4%
               (cost $2,104,193)                        2,104,193
                                                     ------------

               Total Investments 100.0%
               (cost $52,877,386)                      48,783,244

               Liabilities less Other Assets (0.0%)       (9,912)
                                                     ------------

               Net Assets 100.0%                      $48,773,332
                                                     ============

               *Non-income producing security
               See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
SMALL-CAP FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


    Number
   of Shares                                              Value
  ----------                                              ------

               COMMON STOCKS 93.5%

               APPAREL 1.1%
     1,800     Coach, Inc.*                             $  59,256
                                                     ------------

               AUTO PARTS AND EQUIPMENT 1.2%
     1,600     Superior Industries International, Inc.     66,176
                                                     ------------
               BIOTECHNOLOGY 2.8%
     3,900     Charles River Laboratories
               International, Inc.*                       150,072
                                                     ------------

               BUSINESS SERVICES 10.2%
     5,300     Alliance Data Systems Corp.*                93,916
     4,100     ChoicePoint, Inc.*                         161,909
     1,800     The Corporate Executive Board Co.*          57,456
     2,200     Hewitt Associates, Inc.*                    69,718
     5,150     Iron Mountain, Inc.*                       170,001
                                                     ------------
                                                          553,000
                                                     ------------

               CASINO SERVICES 0.5%
     1,500     Alliance Gaming Corp.*                      25,545
                                                     ------------

               CHEMICALS 2.0%
     3,600     The Lubrizol Corp.                         109,800
                                                     ------------

               COMPUTER SERVICES 3.1%
     2,600     Affiliated Computer Services, Inc.*        136,890
     1,800     NetScreen Technologies, Inc.*               30,312
                                                     ------------
                                                          167,202
                                                     ------------

               COMPUTER SOFTWARE 2.8%
       600     Cognos, Inc.*                               14,070
     1,000     Hyperion Solutions Corp.*                   25,670
     2,800     Mercury Interactive Corp.*                  83,020
     2,100     Pinnacle Systems, Inc.*                     28,581
                                                     ------------
                                                          151,341
                                                     ------------

   Number
  of Shares                                               Value
 ----------                                               ------

               CONSUMER PRODUCTS 0.8%
     1,500     Church & Dwight Co., Inc.                $  45,645
                                                     ------------

               DRUGS 2.6%
     1,100     Celgene Corp.*                              23,617
     2,300     Medicis Pharmaceutical Corp.*              114,241
                                                     ------------
                                                          137,858
                                                     ------------

               EDUCATION 3.5%
     1,400     Career Education Corp.*                     56,000
     1,800     Corinthian Colleges, Inc.*                  68,148
     1,700     Education Management Corp.*                 63,920
                                                     ------------
                                                          188,068
                                                     ------------

               ELECTRONICS 0.5%
       600     FLIR Systems, Inc.*                         29,280
                                                     ------------
               ENGINEERING AND CONSTRUCTION 3.2%
     2,100     EMCOR Group, Inc.*                         111,321
     1,700     Jacobs Engineering Group, Inc.*             60,520
                                                     ------------
                                                          171,841
                                                     ------------

               FOOD - WHOLESALE DISTRIBUTION 1.0%
     1,600     Performance Food Group Company*             54,334
                                                     ------------

               HEALTH CARE PRODUCTS 5.1%
       800     Biosite, Inc.*                              27,216
     1,800     DENTSPLY International, Inc.                66,960
       600     Diagnostic Products Corp.                   23,172
     2,000     Henry Schein, Inc.*                         90,000
     2,400     Techne Corp.*                               68,563
                                                     ------------
                                                          275,911
                                                     ------------

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AQUINAS FUNDS
--------------------------------------------------------------------------------
SMALL-CAP FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2002


     Number
   of Shares                                              Value
   ----------                                             -----


               HEALTH CARE SERVICES 3.8%
     1,875     Accredo Health, Inc.*                    $  66,094
       900     AdvancePCS*                                 19,989
       900     AmSurg Corp.*                               18,387
     1,500     LifePoint Hospitals, Inc.*                  44,896
     1,900     Triad Hospitals, Inc.*                      56,677
                                                     ------------
                                                          206,043
                                                     ------------

               HOME BUILDERS 1.9%
     1,300     Lennar Corp.                                67,080
     1,800     Toll Brothers, Inc.*                        36,360
                                                     ------------
                                                          103,440
                                                     ------------

               INSURANCE 4.6%
     3,300     Platinum Underwriters Holdings, Ltd.*       86,955
     3,500     The PMI Group, Inc.                        105,140
     1,600     Radian Group, Inc.                          59,440
                                                     ------------
                                                          251,535
                                                     ------------

               INTERNET 1.7%
     2,400     Avocent Corp.*                              53,328
     1,800     Websense, Inc.*                             38,450
                                                     ------------
                                                           91,778
                                                     ------------

               MACHINERY AND EQUIPMENT 2.2%
     1,650     Graco, Inc.                                 47,273
       300     IDEX Corp.                                   9,810
     1,800     Kennametal, Inc.                            62,064
                                                     ------------
                                                          119,147
                                                     ------------

               MANUFACTURING 1.0%
     1,600     Pentair, Inc.                               55,280
                                                     ------------

               MEDIA 6.9%
     3,100     Cumulus Media, Inc.*                        46,097
     3,100     Entercom Communications Corp.*             145,452
     3,400     Lin TV Corp.*                               82,790
     6,900     Radio One, Inc., Class D*                   99,567
                                                     ------------
                                                          373,906
                                                     ------------

    Number
   of Shares                                              Value
  ----------                                              ------

               OIL AND GAS 12.0%
     1,400     Evergreen Resources, Inc.*               $  62,790
     3,700     FMC Technologies, Inc.*                     75,591
     6,100     Grant Prideco, Inc.*                        71,004
     4,300     National-Oilwell, Inc.*                     93,912
     3,300     Noble Energy, Inc.                         123,915
     2,000     Patterson-UTI Energy, Inc.*                 60,340
     4,300     Pogo Producing Co.                         160,175
                                                     ------------
                                                          647,727
                                                     ------------

               PERSONAL SERVICES 0.9%
     1,800     Bright Horizons Family
               Solutions, Inc.*                            50,616
                                                     ------------

               RETAIL 8.8%
     3,100     99 Cents Only Stores*                       83,266
     1,800     Advance Auto Parts, Inc.*                   88,020
     2,000     Furniture Brands International, Inc.*       47,700
       800     Michaels Stores, Inc.*                      25,040
     2,750     Pacific Sunwear of California, Inc.*        48,648
     2,800     Pier 1 Imports, Inc.                        53,004
     4,800     Williams-Sonoma, Inc.*                     130,320
                                                     ------------
                                                          475,998
                                                     ------------

               SEMICONDUCTORS 2.2%
     1,500     Cree, Inc.*                                 24,525
       700     QLogic Corp.*                               24,157
     3,800     Silicon Laboratories, Inc.*                 72,504
                                                     ------------
                                                          121,186
                                                     ------------

               TEXTILES 1.7%
     1,600     Mohawk Industries, Inc.*                    91,120
                                                     ------------

               TOYS 0.5%
     1,100     Leapfrog Enterprises, Inc.*                 27,665
                                                     ------------

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AQUINAS FUNDS
--------------------------------------------------------------------------------
SMALL-CAP FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 2002


    Number
   of Shares                                                Value
  ----------                                                -----
               TRANSPORTATION 3.5%
       800     Knight Transportation, Inc.*          $     16,800
       600     Landstar System, Inc.*                      35,016
     3,000     Swift Transportation Co., Inc.*             60,054
     3,600     Werner Enterprises, Inc.                    77,508
                                                     ------------
                                                          189,378
                                                     ------------

               WASTE MANAGEMENT 1.4%
     2,300     Stericycle, Inc.*                           74,472
                                                     ------------

               Total Common Stocks
               (cost $5,053,860)                        5,064,620
                                                     ------------


 Principal
   Amount                                                 Value
 ---------                                                -----

               SHORT-TERM INVESTMENT 8.0%

  $435,069     UMB Bank, n.a., Money Market
               Fiduciary Demand Deposit, 0.4%
                (cost $435,069)                       $   435,069
                                                     ------------

               Total Investments 101.5%
               (cost $5,488,929)                        5,499,689

               Liabilities less Other Assets (1.5)%      (80,760)
                                                     ------------

               Net Assets 100.0%                       $5,418,929
                                                     ============

               *Non-income producing security
               See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


                                                 FIXED INCOME          VALUE                 GROWTH            SMALL-CAP
                                                     FUND               FUND                  FUND                FUND
                                                    ------             ------                ------              -----
ASSETS:
  Investments at value (cost $47,183,032,
     $38,298,653, $52,877,386 and
     $5,488,929, respectively)                   $49,050,833         $33,637,488         $48,783,244          $5,499,689
  Interest and dividends receivable                  559,536              37,161              37,152                 908
  Receivable for securities sold                           -             195,868                   -              14,394
  Capital shares purchased                           123,223             119,225             142,739              41,972
  Receivable from adviser                                  -                   -                   -               1,574
  Prepaid expenses                                     8,335               8,734               9,212               7,865
                                                 -----------       -------------         -----------         -----------

     Total Assets                                 49,741,927          33,998,476          48,972,347           5,566,402
                                                 -----------       -------------         -----------         -----------

LIABILITIES:
  Payable for securities purchased                 1,980,301             103,869              91,630             131,846
  Accrued expenses                                    49,291              41,115              57,618              13,713
  Accrued investment advisory fee                     13,877              25,849              35,514                   -
  Capital shares redeemed                             10,802              44,460              14,253               1,914
                                                 -----------       -------------         -----------         -----------

     Total Liabilities                             2,054,271             215,293             199,015             147,473
                                                 -----------       -------------         -----------         -----------

NET ASSETS                                       $47,687,656         $33,783,183         $48,773,332          $5,418,929
                                                 ===========       =============         ===========         ===========

NET ASSETS CONSIST OF:
  Capital stock                              $           466     $           425     $           433       $         129
  Paid-in-capital in excess of par                46,287,153          46,084,958          62,055,138           7,977,620
  Undistributed net investment income                 27,994                  19                   -                   -
  Undistributed net realized loss
     on investments                                (495,758)         (7,641,054)         (9,188,097)         (2,569,580)
  Net unrealized appreciation (depreciation)
     on investments                                1,867,801         (4,661,165)         (4,094,142)              10,760
                                                 -----------       -------------         -----------         -----------

NET ASSETS                                       $47,687,656         $33,783,183         $48,773,332          $5,418,929
                                                 ===========       =============         ===========         ===========

 CAPITAL STOCK, $.0001 PAR VALUE:
  Authorized                                     125,000,000         125,000,000         125,000,000         125,000,000
  Issued and outstanding                           4,661,523           4,248,897           4,329,864           1,287,600

NET ASSET VALUE,
REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                              $10.23               $7.95              $11.26               $4.21
                                                     =======             =======             =======              ======

See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                 FIXED INCOME           VALUE                GROWTH             SMALL-CAP
                                                     FUND                FUND                 FUND                FUND
                                                     ----                ----                 ----                ----
INVESTMENT INCOME:
  Interest                                        $2,893,388      $        3,437     $        23,726      $        1,758
  Dividends                                                -             619,539             347,309               9,071
                                                 -----------       -------------         -----------         -----------

                                                   2,893,388             622,976             371,035              10,829
EXPENSES:
  Investment advisory fees                           291,842             387,214             548,623              71,511
  Administration and fund accounting fees             86,464              68,811              97,501              10,169
  Shareholder servicing fees                          63,760              68,408              99,968              35,305
  Professional fees                                   32,291              26,746              37,073               3,555
  Federal and state registration fees                 18,208              18,844              22,050              13,066
  Custody fees                                        12,281              10,893              13,647              10,865
  Reports to shareholders                              9,712               7,963              12,208               3,196
  Directors' fees                                      5,002               3,758               5,506                 571
  12b-1 fees                                               -                   -                   -              14,302
  Other                                               22,994               6,159               9,048               4,053
                                                 -----------       -------------         -----------         -----------
  Total expenses before waiver                       542,554             598,796             845,624             166,593
  Waiver of fees                                    (56,150)            (17,975)            (22,690)            (55,036)
                                                 -----------       -------------         -----------         -----------

    Net Expenses                                     486,404             580,821             822,934             111,557
                                                 -----------       -------------         -----------         -----------

NET INVESTMENT INCOME (LOSS)                       2,406,984              42,155           (451,899)           (100,728)
                                                 -----------       -------------         -----------         -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments             97,122         (4,012,780)         (5,096,569)         (1,345,745)
  Change in unrealized appreciation/
    depreciation on investments                      884,969         (5,526,638)         (8,688,495)           (774,785)
                                                 -----------       -------------         -----------         -----------

  Net gain (loss) on investments                     982,091         (9,539,418)        (13,785,064)         (2,120,530)
                                                 -----------       -------------         -----------         -----------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS                  $3,389,075        $(9,497,263)       $(14,236,963)        $(2,221,258)
                                                 ===========       =============         ===========         ===========

See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                          FIXED INCOME                            VALUE
                                                              FUND                                 FUND
                                                              ----                                -----

                                                     Year              Year               Year               Year
                                                    ended              ended              ended             ended
                                                Dec. 31, 2002      Dec. 31, 2001      Dec. 31, 2002     Dec. 31, 2001
                                                --------------    --------------     ---------------    --------------

OPERATIONS:
  Net investment income (loss)                   $  2,406,984     $  2,546,502        $    42,155         $   4,092
  Net realized gain (loss) on investments              97,122          447,955        (4,012,780)         (228,720)
  Change in unrealized appreciation/
     depreciation on investments                      884,969        1,145,774        (5,526,638)       (3,222,127)
                                                 ------------     ------------      -------------     -------------
  Net Increase (Decrease) in Net Assets
     Resulting from Operations                      3,389,075        4,140,231        (9,497,263)       (3,446,755)
                                                 ------------     ------------      -------------     -------------

DISTRIBUTIONS OF:
  Net investment income                           (2,403,199)      (2,557,467)           (42,136)           (7,192)
  Net realized gains                                (245,625)                -                  -                 -
  Return of capital                                         -                -                  -          (10,413)
                                                 ------------     ------------      -------------     -------------
     Total Distributions                          (2,648,824)      (2,557,467)           (42,136)          (17,605)
                                                 ------------     ------------      -------------     -------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                       5,397,012       20,834,714          4,986,971         9,511,005
  Shares issued to holders in
     reinvestment of distributions                  2,573,526        2,493,895             41,260            17,223
  Shares redeemed                                (10,279,758)     (20,725,238)        (6,860,936)      (15,880,288)
                                                 ------------     ------------      -------------     -------------
     Net Increase (Decrease)                      (2,309,220)        2,603,371        (1,832,705)       (6,352,060)
                                                 ------------     ------------      -------------     -------------

TOTAL INCREASE (DECREASE) IN
NET ASSETS                                        (1,568,969)        4,186,135       (11,372,104)       (9,816,420)

NET ASSETS:
  Beginning of period                              49,256,625       45,070,490         45,155,287        54,971,707
                                                 ------------     ------------      -------------     -------------
  End of period                                   $47,687,656      $49,256,625        $33,783,183       $45,155,287
                                                 ============     ============      =============     =============

See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                             GROWTH                             SMALL-CAP
                                                              FUND                                FUND
                                                             -----                               ------

                                                      Year             Year               Year            Year
                                                     ended            ended               ended          ended
                                                 Dec. 31, 2002    Dec. 31, 2001       Dec. 31, 2002  Dec. 31, 2001
                                                 -------------    -------------       -------------  -------------

OPERATIONS
  Net investment income (loss)                 $    (451,899)   $    (505,663)       $  (100,728)     $    (87,527)
  Net realized gain (loss) on investments         (5,096,569)      (3,473,439)        (1,345,745)       (1,088,787)
  Change in unrealized appreciation/
     depreciation on investments                  (8,688,495)      (7,050,947)          (774,785)           660,044
                                                 ------------     ------------      -------------     -------------

  Net Increase (Decrease) in Net Assets
     Resulting from Operations                   (14,236,963)     (11,030,049)        (2,221,258)         (516,270)
                                                 ------------     ------------      -------------     -------------

DISTRIBUTIONS OF:
  Net investment income                                     -                -                  -                 -
  Net realized gains                                        -                -                  -          (28,888)
  Return of capital                                         -                -                  -                 -
                                                 ------------     ------------      -------------     -------------
     Total Distribution                                     -                -                  -          (28,888)
                                                 ------------     ------------      -------------     -------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                      10,969,957       32,251,298          2,235,588         5,858,127
  Shares issued to holders in
     reinvestment of distributions                          -                -                  -            28,657
  Shares redeemed                                 (8,920,862)     (28,596,351)          (803,468)       (5,549,312)
                                                 ------------     ------------      -------------     -------------
     Net Increase (Decrease)                        2,049,095        3,654,947          1,432,120           337,472
                                                 ------------     ------------      -------------     -------------

TOTAL INCREASE (DECREASE) IN
NET ASSETS                                       (12,187,868)      (7,375,102)          (789,138)         (207,686)

NET ASSETS:
  Beginning of period                              60,961,200       68,336,302          6,208,067         6,415,753
                                                 ------------     ------------      -------------     -------------
  End of period                                   $48,773,332      $60,961,200         $5,418,929        $6,208,067
                                                 ============     ============      =============     =============

See notes to financial statements.

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AQUINAS FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                                          FIXED INCOME FUND
                                                 -------------------------------------------------------------------

                                                                        Year Ended December 31,
                                                    2002           2001           2000           1999           1998
                                                    ----           ----           ----           ----           ----

Net Asset Value, Beginning of Year               $  10.07       $   9.73       $   9.47       $  10.18       $  10.17

Income (Loss) from Investment Operations:
  Net investment income                              0.50           0.55           0.58           0.53           0.54
  Net realized and unrealized
   gains (losses) on investments                     0.21           0.34           0.25          (0.71)          0.17
                                                 --------       --------        -------       --------       --------
   Total from Investment Operations                  0.71           0.89           0.83          (0.18)          0.71
                                                 --------       --------        -------       --------       --------

Less Distributions:
  Dividends from net investment income              (0.50)         (0.55)         (0.57)         (0.53)         (0.54)
  Distributions from net realized gains             (0.05)            --             --             --               (0.16)
                                                 --------       --------        -------       --------       --------
   Total Distributions                              (0.55)         (0.55)         (0.57)         (0.53)         (0.70)
                                                 --------       --------        -------       --------       --------
Net Asset Value, End of Year                     $  10.23       $  10.07       $   9.73       $   9.47       $  10.18
                                                 ========       ========       ========       ========       ========

Total Return                                        7.29%          9.33%          9.11%         (1.86)%         7.17%

Supplemental Data and Ratios:
  Net assets, end of year
   (in thousands)                                $ 47,688       $ 49,256       $ 45,070       $ 42,154       $ 42,865
Ratio to Average Net Assets of:
  Expenses, net of waivers                          1.00%          1.00%          1.00%          1.00%          1.00%
  Expenses, before waivers                          1.12%          1.09%          1.07%          1.02%          1.03%
  Net investment income (loss),
   net of waivers                                   4.95%          5.43%          6.05%          5.37%          5.27%
  Net investment income (loss),
   before waivers                                   4.83%          5.34%          5.98%          5.35%          5.24%
Portfolio turnover rate                              168%           158%           152%           131%           120%

See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                              VALUE FUND
                                                 --------------------------------------------------------------------

                                                                        Year Ended December 31,
                                                     2002          2001           2000           1999           1998
                                                     ----          ----           ----           ----           ----

Net Asset Value, Beginning of Year                $  10.22      $  10.91       $  11.34       $  13.21       $  14.89

Income (Loss) from Investment Operations:
  Net investment income                              0.01             --           0.17           0.21           0.23
  Net realized and unrealized
   gains (losses) on investments                    (2.27)         (0.69)         (0.31)         (0.09)          0.57
                                                 --------       --------        -------       --------       --------
   Total from Investment Operations                 (2.26)         (0.69)         (0.14)          0.12           0.80
                                                 --------       --------        -------       --------       --------

Less Distributions:
  Dividends from net investment income              (0.01)            --          (0.16)         (0.20)         (0.23)
  Distributions from net realized gains                --             --          (0.13)         (1.79)         (2.25)
                                                 --------       --------        -------       --------       --------
   Total Distributions                              (0.01)            --          (0.29)         (1.99)         (2.48)
                                                 --------       --------        -------       --------       --------

Net Asset Value, End of Year                      $  7.95       $  10.22       $  10.91       $  11.34       $  13.21
                                                 ========       ========       ========       ========       ========

Total Return                                     (22.11)%        (6.29)%        (1.19)%          1.12%          5.50%

Supplemental Data and Ratios:
  Net assets, end of year
   (in thousands)                                 $33,783       $ 45,155       $ 54,972       $ 57,813       $ 64,877
Ratio to Average Net Assets of:
  Expenses, net of waivers                          1.50%          1.49%          1.42%          1.38%          1.36%
  Expenses, before waivers                          1.55%          1.49%          1.42%          1.38%          1.36%
  Net investment income (loss),
   net of waivers                                   0.11%          0.01%          1.53%          1.56%          1.49%
  Net investment income (loss),
   before waivers                                   0.06%          0.01%          1.53%          1.56%          1.49%
Portfolio turnover rate                               45%            64%            81%           100%            64%

See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONT'D.)


                                                                             GROWTH FUND
                                                 -------------------------------------------------------------------

                                                                         Year Ended December 31,

                                                    2002           2001           2000          1999            1998
                                                    ----           ----           ----          ----            ----

Net Asset Value, Beginning of Year               $  14.61       $  17.41       $  19.48       $  17.57       $  15.12

Income (Loss) from Investment Operations:
  Net investment income (loss)                      (0.10)         (0.12)         (0.13)         (0.14)         (0.10)
  Net realized and unrealized
   gains (losses) on investments                    (3.25)         (2.68)          0.63           4.20           3.40
                                                 --------       --------        -------       --------       --------
   Total from Investment Operations                 (3.35)         (2.80)          0.50           4.06           3.30
                                                 --------       --------        -------       --------       --------

Less Distributions:
  Dividends from net investment income                 --             --             --             --             --
  Distributions from net realized gains                --             --          (2.57)         (2.15)         (0.85)
                                                 --------       --------        -------       --------       --------
   Total Distributions                                 --             --          (2.57)         (2.15)         (0.85)
                                                 --------       --------        -------       --------       --------

Net Asset Value, End of Year                     $  11.26       $  14.61       $  17.41       $  19.48       $  17.57
                                                 ========       ========       ========       ========       ========
Total Return                                     (22.93)%       (16.08)%          2.48%         23.12%         21.95%

Supplemental Data and Ratios:
  Net assets, end of year
   (in thousands)                                $ 48,773       $ 60,961       $ 68,336       $ 59,867       $ 47,400
Ratio to Average Net Assets of:
  Expenses, net of waivers                          1.50%          1.50%          1.41%          1.41%          1.42%
  Expenses, before waivers                          1.54%          1.50%          1.41%          1.41%          1.42%
  Net investment income (loss),
   net of waivers                                 (0.82)%        (0.81)%        (0.77)%        (0.83)%        (0.71)%
  Net investment income (loss),
   before waivers                                 (0.86)%        (0.81)%        (0.77)%        (0.83)%        (0.71)%
Portfolio turnover rate                               94%            99%            95%            99%            96%

See notes to financial statements.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONT'D.)


                                                                               SMALL-CAP FUND
                                                 -------------------------------------------------------------------

                                                                         Year Ended December 31,
                                                     2002          2001           2000           1999           1998
                                                     ----          ----           ----           ----           ----

Net Asset Value, Beginning of Year                $  6.08        $  6.85        $ 10.40       $  11.34       $  11.58

Income (Loss) from Investment Operations
  Net investment income (loss)                      (0.08)         (0.08)          0.30           0.27           0.28
  Net realized and unrealized
   gains (losses) on investments                    (1.79)         (0.66)          0.03           0.17           0.68
                                                 --------       --------        -------       --------       --------
   Total from Investment Operations                 (1.87)         (0.74)          0.33           0.44           0.96
                                                 --------       --------        -------       --------       --------

Less Distributions:
  Dividends from net investment income                 --             --          (0.30)         (0.26)         (0.28)
  Distributions from net realized gains                --          (0.03)         (3.58)         (1.12)         (0.92)
                                                 --------       --------        -------       --------       --------
   Total Distributions                                 --          (0.03)         (3.88)         (1.38)         (1.20)
                                                 --------       --------        -------       --------       --------

Net Asset Value, End of Year                      $  4.21        $  6.08        $  6.85       $  10.40       $  11.34
                                                 ========       ========       ========       ========       ========

Total Return                                     (30.76)%       (10.83)%          3.19%          4.06%          8.46%

Supplemental Data and Ratios:
  Net assets, end of year
   (in thousands)                               $   5,419      $   6,208      $   6,416     $   24,936     $   27,089
Ratio to Average Net Assets of:
  Expenses, net of waivers                          1.95%          1.95%          1.52%          1.50%          1.44%
  Expenses, before waivers                          2.91%          2.81%          1.68%          1.53%          1.49%
  Net investment income (loss),
   net of waivers                                 (1.76)%        (1.46)%          2.51%          2.39%          2.38%
  Net investment income (loss),
   before waivers                                 (2.72)%        (2.32)%          2.35%          2.36%          2.33%
Portfolio turnover rate                              113%           102%           130%           118%           102%

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AQUINAS FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

1. ORGANIZATION
The Aquinas Funds, Inc. was incorporated on October 20, 1993 as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940. The Fixed Income, Value, Growth and Small-Cap Funds (the "Funds") are separate, diversified portfolios of The Aquinas Funds, Inc. Prior to November 1, 2000, the Value Fund was known as the Equity Income Fund; the Growth Fund was known as the Equity Growth Fund and the Small-Cap Fund was known as the Balanced Fund. The Funds are managed by Aquinas Investment Advisers, Inc. (the "Adviser") and commenced operations on January 3, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation - Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, approved by the Funds' Board of Directors, subject to review by the Funds' Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates fair value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

b) Delayed Delivery Transactions - The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

c) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years.

d) Distributions to Shareholders - All of the Funds pay dividends of net investment income quarterly except the Fixed Income Fund and the Small-Cap Fund, which pay dividends from net investment income monthly and annually, respectively.

Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 2002, reclassifications were recorded to increase (decrease) paid-in-capital in excess of par by $0, $0, $(451,899) and $(100,728); increase (decrease) undistributed net investment income by $(3,140), $0, $451,899 and $100,728; and increase undistributed net realized gain by $3,140, $0, $0 and $0 for the Fixed Income, Value, Growth and Small-Cap Funds, respectively.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:
At December 31, 2002, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes of $47,187,691, $38,787,840, $52,972,304 and $5,491,285 were as follows:

                                                Fixed Income      Value          Growth        Small-Cap
                                                    Fund           Fund           Fund            Fund
                                                   -----          -----           ----           -----

Appreciation                                      $2,034,091    $ 1,917,106    $ 1,964,657      $359,506
Depreciation                                       (170,949)    (7,067,458)    (6,153,717)     (351,102)
                                                ------------   ------------   ------------  ------------
Net Appreciation (Depreciation)
  on Investments                                  $1,863,142   $(5,150,352)   $(4,189,060)    $    8,404
                                                ============   ============   ============  ============

As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                 Fixed Income     Value         Growth        Small-Cap
                                                     Fund         Fund           Fund           Fund
                                                     -----        -----          -----          -----

Undistributed ordinary income                   $     27,994  $          19    $         -  $          -
Undistributed long-term capital gains                    992              -              -             -
                                                ------------   ------------   ------------  ------------
Accumulated earnings                                  28,986             19              -             -
Accumulated capital and other losses               (492,091)    (7,151,867)    (9,093,179)   (2,567,224)
Unrealized appreciation (depreciation)
  on investments                                   1,863,142    (5,150,352)    (4,189,060)         8,404
                                                ------------   ------------   ------------  ------------
Total accumulated earnings/(deficit)              $1,400,037  $(12,302,200)  $(13,282,239)  $(2,558,820)
                                                ============   ============   ============  ============

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At December 31, 2002, the Value, Growth and Small-Cap Funds had accumulated capital loss carryforwards of $6,666,226, $8,491,557 and $2,492,456, respectively, of which $2,931,247, $0 and $0, respectively, expire in the year 2008 and $189,469, $3,221,868 and $1,019,846, respectively, expire in the year
2009 and $3,545,510, $5,269,689 and $1,472,610, respectively, expire in the year
2010. To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforward. For the year ended December 31, 2002, the Fixed, Value, Growth and Small-Cap Funds realized post-October losses of $492,091, $485,641, $601,622 and $74,768, respectively, which for tax purposes, are deferred and will be recognized in the following year.

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AQUINAS FUNDS
-------------------------------------------------------------------------------
The tax character of distributions paid during the fiscal year ended December 31, 2002 and December 31, 2001 were as follows:


                                       Fixed Income               Value              Growth               Small-Cap
                                           Fund                   Fund                Fund                   Fund
                                           ----                   ----                ----                   ----

                                    2002         2001        2002      2001     2002     2001      2002       2001
Distributions paid from:
  Ordinary income               $2,403,199   $2,557,467    $42,136     $7,192      --        --        --    $28,888
   Net long-term capital gains     245,625           --         --         --                --        --         --
                                ----------   ---------- ---------- ---------- -------   -------   -------   -------
Total taxable distributions      2,648,824    2,557,467     42,136      7,192      --        --        --     28,888
  Tax return of capital                 --           --         --         --      --        --        --     10,413
                                ----------   ---------- ---------- ---------- -------   -------   -------   --------
Total distributions paid        $2,648,824   $2,557,467    $42,136    $17,605      --        --        --    $28,888
                                ==========   ========== ========== ========== =======   =======   =======   =========

For the year ended December 31, 2002, 100% of dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Value Fund. For the year ended December 31, 2002, the Fixed Income Fund hereby designates $245,625 as long-term capital gains for purposes of the dividends paid deduction.

e) Expenses - Each Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

f) Other - Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the level yield to maturity method. Dividend income is recognized on the ex-dividend date.

3. INVESTMENT ADVISORY AGREEMENT
Each Fund has entered into an agreement with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement for the year ended December 31, 2002, the Funds paid the Adviser a fee, computed daily and payable monthly, at the annual rate of the following percentages of average daily net assets: 0.60% for the Fixed Income Fund; 1.00% for the Value and Growth Funds; and 1.25% for the Small-Cap Fund.

The Adviser voluntarily agreed to reimburse its management fee to the extent that total annual operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceeded 1.00% of the average daily net assets of the Fixed Income, 1.50% of the average daily net assets of the Value and Growth Funds, and 1.95% of the average daily net assets of the Small-Cap Fund, respectively, computed on a daily basis. For the year ended December 31, 2002, expenses of $56,150, $17,975, $22,690 and $55,036 were waived by the Adviser in the Fixed Income, Value, Growth and Small-Cap Funds, respectively.

4. SERVICE AND DISTRIBUTION PLAN
The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets. The Fixed Income, Value and Growth Funds have paid no 12b-1 fees in 2002.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
5. CAPITAL SHARE TRANSACTIONS
  Transactions in shares of the Funds for the year ended December 31, 2002, were as follows:

                                  Fixed Income    Value      Growth   Small-Cap
                                      Fund        Fund        Fund       Fund
                                      ----        ----        ----       ----

  Shares sold                        539,444     554,449     859,520    415,642
  Shares issued to holders in
   reinvestment of distributions     256,989       5,236          --         --
  Shares redeemed                 (1,026,267)   (727,004)   (703,407)  (148,560)
                                   ---------     -------     -------    -------
   Net Increase (Decrease)          (229,834)   (167,319)    156,113    267,082
                                   =========     =======     =======    =======

  Transactions in shares of the Funds for the year ended December 31, 2001, were as follows:

                                Fixed Income     Value       Growth   Small-Cap
                                    Fund         Fund         Fund       Fund

  Shares sold                     2,088,562     925,926     2,191,014   980,829
  Shares issued to holders in
   reinvestment of distributions    249,828       1,704            --     4,713
  Shares redeemed                (2,077,467) (1,550,295)   (1,942,868) (901,059)
                                  ---------   ---------     ---------   --------
   Net Increase (Decrease)          260,923    (622,665)      248,146    84,483
                                  =========   =========     =========   =======

6. INVESTMENT TRANSACTIONS
  The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended December 31, 2002 were as follows:


                                 Fixed Income      Value        Growth     Small-Cap
                                     Fund           Fund         Fund         Fund
                                     ----           ----         ----         ----

  Purchases
   U.S. Government                $25,717,697            --          --           --
   Other                           52,444,858   $16,993,941  $51,758,253  $7,276,692
  Sales
   U.S. Government                 24,967,186            --           --          --
   Other                           56,447,662    17,783,658   49,110,003   6,104,931

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AQUINAS FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Aquinas Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Aquinas Funds, Inc., comprising the Aquinas Fixed Income Fund, Aquinas Value Fund, Aquinas Growth Fund, and Aquinas Small-Cap Fund (the "Funds") as of December 31, 2002, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial statements and financial highlights for periods ended prior to December 31, 2002, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those statements and financial highlights in their report dated January 25, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Aquinas Funds, Inc. as of December 31, 2002, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
Chicago, Illinois
January 31, 2003

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AQUINAS FUNDS
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------
DISINTERESTED PERSONS


                                                                                                Portfolios
                                                Term of Office       Principal                  in Complex      Other
                             Position(s)        and Length of        Occupation(s)              Overseen        Directorships
Name, Address, and Age       Held with Fund     Time Served          During Past 5 Years        by Director     Held
------------------------------------------------------------------------------------------------------------------------------------
Charles Clark                Director           Indefinite,          Mr. Clark is President and      4          None
5310 Harvest Hill Road                          until successor      Chief Operating Officer of
Suite 248                                       elected              Olmsted-Kirk Paper Company
Dallas, Texas 75230                                                  since March 1963.
Age: 64                                         9 years

                             Secretary          1 year
------------------------------------------------------------------------------------------------------------------------------------
Michael R. Corboy            Director           Indefinite,          Mr. Corboy is President of       4         Tipping-
5310 Harvest Hill Road                          until successor      Corboy Investment Company,                 point
Suite 248                                       elected              a private investment company
Dallas, Texas 75230                                                  since December 1991.
Age: 72                      9 years
------------------------------------------------------------------------------------------------------------------------------------
Levy Curry                   Director           Indefinite,          Mr. Curry has been Director of   4         None
5310 Harvest Hill Road                          until successor      Compensation and Benefits for
Suite 248                                       elected              7-11 Inc., a national convenience
Dallas, Texas 75230                                                  store chain, since September 2001.
Age: 55                      3 years                                 Mr. Curry was Senior Manager,
                                                                     Human Resources Strategic Group,
                                                                     of Deloitte & Touche LLP from
                                                                     1998 through August 2001. Prior
                                                                     thereto he served as Vice President,
                                                                     Human Resources, for Paging
                                                                     Network Inc. (Pagenet), a wireless
                                                                     messaging company.
------------------------------------------------------------------------------------------------------------------------------------
Sister Imelda Gonzalez, CDP  Director           Indefinite,          Sister Gonzalez is a member of    4        None
5310 Harvest Hill Road                          until successor      the Congregation of Divine
Suite 248                                       elected              Providence religious community.
Dallas, Texas 75230                                                  Sister Gonzalez was a member
Age: 63                      6 years                                 of the staff of the National
                                                                     Association of Treasurer of
                                                                     Religious Institutions, Silver
                                                                     Spring, Maryland, from 1997
                                                                     through April 2001.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Marquez            Director           Indefinite,          Mr. Marquez has been a            4        Carrington
5310 Harvest Hill Road                          until successor      self-employed private investor             Labs
Suite 248                                       elected              since 1990.
Dallas, Texas 75230
Age: 64                      9 years
------------------------------------------------------------------------------------------------------------------------------------

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AQUINAS FUNDS
-------------------------------------------------------------------------------
DIRECTORS AND OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
DISINTERESTED PERSONS (CONTINUED)


                                                                                                Portfolios
                                                Term of Office       Principal                  in Complex      Other
                             Position(s)        and Length of        Occupation(s)              Overseen        Directorships
Name, Address, and Age       Held with Fund     Time Served          During Past 5 Years        by Director     Held
------------------------------------------------------------------------------------------------------------------------------------
Kathleen Muldoon             Director           Indefinite,          Ms. Muldoon, CFP is Senior Vice     4      None
5310 Harvest Hill Road                          until successor      President of Carter Financial
Suite 248                                       elected              Management, a financial
Dallas, Texas 75230                                                  planning firm. She has been
Age: 53                      3 years                                 affiliated with Carter Financial
                                                                     Management since 1979.
------------------------------------------------------------------------------------------------------------------------------------
John L. Strauss              Director           Indefinite,          Mr. Strauss is a partner in Clover  4      None
5310 Harvest Hill Road                          until successor      Partners, LP, a money
Suite 248                                       elected              management hedge fund. Mr.
Dallas, Texas 75230                                                  Strauss was a principal of
Age: 63                      9 years                                 Barrow, Hanley, Mewhinney &
                                                                     Strauss, an investment advisory
                                                                     firm from 1979 until his
                                                                     retirement in January 1998.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------------
Richard Lenart               Vice President     1 year               Mr. Lenart is Vice President of     N/A    N/A
5310 Harvest Hill Road                                               Aquinas Investment Advisers, Inc.
Suite 248                                       Less than            and joined the firm in November
Dallas, Texas 75230                             1 year               2001. Prior thereto he served as
Age: 36                                                              Mutual Funds Manager for 1st
                                                                     Global Capital.
------------------------------------------------------------------------------------------------------------------------------------
John Hughes                  Vice President     1 year               Mr. Hughes is a Consultant.         N/A    N/A
5310 Harvest Hill Road                                               Formerly, Mr. Hughes was
Suite 248                                       2 years              Executive Vice President and
Dallas, Texas 75230                                                  Treasurer of Citigroup Associates
Age: 56                                                              First Capital Corporation, where
                                                                     he was employed for over five years.
------------------------------------------------------------------------------------------------------------------------------------
Frank A. Rauscher            President, and     1 year               Mr. Rauscher has been the Chief     N/A    N/A
5310 Harvest Hill Road       Treasurer                               Operating Officer of Aquinas
Suite 248                                       5 years              Investment Advisers, Inc. since
Dallas, Texas 75230                                                  August 1994 and Chief Executive
Age: 59                                                              Officer of the Adviser since
                                                                     May 1997.
------------------------------------------------------------------------------------------------------------------------------------

Additional information about the Funds' Directors is available in the Statement of Additional Information without charge, upon request, by calling (877) 278-4627.

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AQUINAS FUNDS
--------------------------------------------------------------------------------
CHANGE OF INDEPENDENT AUDITORS

On May 30, 2002, Arthur Andersen LLP ("Andersen") was replaced as independent accountants for the Funds. Andersen's report for the Funds' financial statements for the periods ended December 31, 2001, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition, there have not been any disagreements with Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its report. The Funds Board of Directors appointed Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2002.

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                                     (LOGO)
                                 AQUINAS FUNDS

                                 ANNUAL REPORT

                            THE AQUINAS FUNDS, INC.
                                 1-800-423-6369

                               December 31, 2002

(LOGO)
AQUINAS FUNDS

THE AQUINAS FUNDS, INC.
P.O. Box 219533
Kansas City, MO 64121-9533
Telephone: 1-800-423-6369

This report is submitted for the general information of shareholders of The Aquinas Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds. The prospectus includes more complete information about management fees and expenses. Please read the prospectus carefully.

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